================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):          September 30, 1995


                            CASTLE ENERGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                       76-0035225
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


  One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, PA 19087
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (610) 995-9400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

         Castle Energy Corporation ("Castle" or "the Company"), the Registrant, submits the following information:

ITEM 2. Acquisition or Disposition of Assets

         On September 30, 1995, Powerine Oil Company ("Powerine"), one of the Company's subsidiaries, completed the sale of its Powerine Refinery to Kenyen Projects Limited ("Kenyen"), Houston, Texas, a private purchaser. The 49,500 barrel/day Powerine Refinery, located in Santa Fe Springs, California, was shut down in July 1995. Castle understands that Kenyen intends to disassemble the refining plant and reassemble it in India.

         In consideration for the Powerine Refinery, Powerine received $3,000,000 in cash and a note in the principal amount of approximately $19,600,000. The principal of the note and accrued interest are payable in three equal installments on April 30, June 30, and September 30, 1996, and are secured by the equipment sold. The purchaser is required to substitute a letter of credit for such security by March 31, 1996. Powerine retained Powerine Refinery's real property, certain other assets and all of Powerine's liabilities. Powerine anticipates that it will use substantially all of the proceeds of the sale to satisfy its obligations.

         On September 30, 1995, Castle announced that its agreement to sell the Indian Refinery, an 86,000 barrel/day Refinery located in Lawrenceville, Illinois which is owned by Indian Refining Limited Partnership ("IRLP"), a Castle subsidiary, to CORE Refining Corporation ("CORE"), a company formed by William S. Sudhaus, a director and the President of Castle, had been terminated by mutual agreement between Castle and CORE. The agreement had been subject to CORE's obtaining financing for the transaction, which, CORE had informed Castle, CORE had been unable to obtain.

         As a result of the termination of the CORE agreement, and, in accordance with previously announced plans, IRLP commenced the shutdown of the Indian Refinery. The operations of the Indian Refinery were terminated as of September 30, 1995.

         IRLP anticipates that it will seek to sell the plant and other assets of the Indian Refinery. IRLP will use the proceeds of such sales to meet its vendor and environmental obligations.

         Management believes that losses resulting from the retirement of the Indian Refinery and from the sale of the Powerine Refinery, together with current operating losses and existing net operating loss and depletion carryforwards, will offset Castle's gain from its settlement with Metallgesellschaft Corp. completed in October 1994 and result in Castle having a net operating loss carryforward at September 30, 1995.

         Castle does not expect any material gain or loss during the fourth quarter from the disposition of either the Powerine Refinery or the Indian Refinery. The Company recorded anticipated net losses resulting from the disposition of both refineries at December 31, 1994 and adjusted the net loss at June 30, 1995 in anticipation of the sale of the Powerine Refinery.

         As a result of the sale of the Powerine Refinery and the abandonment of the Indian Refinery, the Company has discontinued the operations of its refining segment.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         7(b)      Pro Forma Financial Information:
         7(b)(b)   Introduction to Pro Forma Financial Information
         7(b)(1)   Pro Forma Consolidated Balance Sheet - June 30, 1995 and
                   Related Notes
         7(b)(2)   Pro Forma Consolidated Statement of Operations - Nine Months
                   Ended June 30, 1995 and Related Notes
         7(b)(3)   Pro Forma Consolidated Statement of Operations - Fiscal Year
                   Ended September 30, 1994 and Related Notes
         7(b)(4)   Pro Forma Consolidated Statement of Operations - Fiscal Year
                   Ended September 30, 1993 and Related Notes
         7(b)(5)   Pro Forma Consolidated Statement of Operations - Fiscal Year
                   Ended September 30, 1992 and Related Notes
         7(c)      Exhibits:

Exhibit Number                                 Description
--------------                                 -----------

    10.1 Asset Purchase Agreement, between Kenyen Projects Limited and Powerine Oil Company, dated September 29, 1995.

    10.2 Letter Agreement, dated September 29, 1995, between CORE Refining Corporation and Castle Energy Corporation.

                                                                    ITEM 7(b)(b)


                            CASTLE ENERGY CORPORATION
                     INTRODUCTION TO PRO FORMA CONSOLIDATED
                              FINANCIAL INFORMATION


         Effective September 30, 1995, Castle Energy Corporation ("Castle") disposed of or retired both of its two refineries. The following pro forma financial statements assume the disposition of both the Powerine Refinery and the Indian Refinery occurred earlier than September 30, 1995.

         Powerine Oil Company ("Powerine"), a wholly-owned subsidiary of the Company, sold the Powerine Refinery to Kenyen Projects Limited ("Kenyen"), a private purchaser, effective September 30, 1995. Since the disposition was accomplished through the sale of the refining plant and related assets rather than through the sale of the stock of Powerine, Powerine remains liable for certain refinery closing costs, outstanding trade payables and environmental liabilities. Powerine also retained ownership of real property and certain other assets not sold to Kenyen.

         Indian Refining Limited Partnership ("IRLP"), another wholly-owned subsidiary of Castle, retired the refining plant assets of the Indian Refinery as of September 30, 1995 and anticipates selling such assets for salvage. As a result, IRLP remains liable for certain refinery closing costs, outstanding trade payables and environmental liabilities.

         The following pro forma consolidated balance sheet illustrates the effects of the disposition of the Powerine Refinery and retirement of the Indian Refinery, as though such events occurred on June 30, 1995. The following pro forma consolidated statement of operations illustrates the effects of the disposition and retirement of the Refineries as though such events occurred on October 1, 1991. For financial and SEC reporting purposes, the Company first reported the effects of the anticipated disposition of the Refineries at December 31, 1994 and adjusted such effects at June 30, 1995 in anticipation of the sale of the Powerine Refinery to Kenyen.

         The gain from the MG Settlement (described in the Company's September 30, 1994 Form 10-K,) has been included as a separate adjustment in the pro forma consolidated financial statements because a) the decision to settle with MG influenced in the Company's decision to sell its refining segment, b) the gain from the MG settlement created a significant tax motivation for the Company to sell its refining segment and c) the two transactions are, accordingly, related.

         THE PRO FORMA CONSOLIDATED STATEMENTS OF THE COMPANY DO NOT PURPORT TO REPRESENT WHAT THE COMPANY'S FINANCIAL POSITION OR RESULTS OF OPERATIONS WOULD ACTUALLY HAVE BEEN IF THE REFINERY DISPOSITION AND RETIREMENT IN FACT HAD OCCURRED ON SUCH DATES OR TO PROJECT THE COMPANY'S FINANCIAL CONDITION OR RESULTS OF OPERATIONS AS OF ANY FUTURE DATE OR FOR ANY FUTURE PERIOD. The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The pro forma consolidated statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Company and notes thereto and the other financial information regarding the Company.

                                                                    ITEM 7(b)(1)
                            CASTLE ENERGY CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 AS OF 06/30/95
                                ("000's" Omitted)
                                   (Unaudited)


                                                                                                  Pro Forma
                                                                                                  Adjustment
                                                                                                  ----------
                                                                                                 Disposal of   06/30/95
                                                                                      06/30/95     Refining       Pro
                                        ASSETS                                       Historical   Segment (a)    Forma
                                                                                     ----------   -----------  --------
                          Current Assets:
                            Cash and cash equivalents ..........................      $  9,989      ($4,140)   $   5,849
                            Restricted cash ....................................         5,914       (3,962)       1,952
                            Temporary investments ..............................         3,000                     3,000
                            Accounts receivable - trade ........................        61,613      (49,060)      12,553
                            Inventories ........................................        37,159      (37,159)
                            Deferred income taxes ..............................        91,216      (84,686)       6,530
                            Prepaid expenses and other current assets ..........         2,818       (2,772)          46
                            Refinery segment assets held for disposal, net .....                     16,549       16,549
                                                                                      --------     ---------   ---------
                              Total Current Assets .............................       211,709     (165,230)      46,479

                          Property, Plant and equipment, net:
                            Refining
                            Natural gas transmission ...........................        23,148                 $  23,148
                            Furniture and fixtures .............................           290                       290
                          Exploration and production ...........................        17,970                    17,970
                          Gas contracts ........................................        36,859                    36,859
                          Other assets, net ....................................        10,046        1,333       11,379
                                                                                      --------     ---------   ---------
                              Total Assets .....................................      $300,022    ($163,897)   $ 136,125
                                                                                      ========     =========   =========

                          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                          Current liabilities:
                            Current portion of long-term debt ..................      $ 24,370      (13,310)   $  11,060
                            Current portion of long-term debt -related party....           250                       250
                            Accounts payable ...................................       23,677      (22,626)        1,051
                            Accrued expenses ...................................        57,486      (44,294)      13,192
                            Income taxes payable ...............................        84,686      (82,936)       1,750
                            Other liabilities ..................................         3,112         (731)       2,381
                                                                                      --------     ---------   ---------
                              Total current liabilities ........................       193,581     (163,897)      29,684

                          Long-term debt .......................................        30,326                    30,326
                          Deferred income taxes ................................         6,530                     6,530
                          Other long-term liabilities ..........................        30,656                    30,656
                                                                                      --------     ---------   ---------
                              Total liabilities ................................       261,093     (163,897)      97,196
                          Commitments and contingencies
                          Stockholder's deficit:
                            Series B participating preferred stock;
                            Common stock; par value - $.50; 6,683,646
                              shares issued and outstanding at
                              June 30, 1995 ....................................         3,342                    3,342
                          Additional paid-in capital ...........................        62,724                   62,724
                          Retained earnings (deficit) ..........................       (27,137)                ($27,137)
                                                                                      --------     ---------   ---------
                                                                                        38,929            0      38,929

                              Total liabilities and stockholders' deficit             $300,022    ($163,897)   $136,125
                                                                                      ========     =========   =========




               The Accompanying notes are an integral part of this
                      Pro Forma Consolidated Balance Sheet

                                                                    ITEM 7(b)(1)


                            CASTLE ENERGY CORPORATION
                       NOTES TO THE PRO FORMA CONSOLIDATED
                                  BALANCE SHEET
                                  JUNE 30, 1995
                                    UNAUDITED
                                ("000's" Omitted)


(a) Reflects the disposition of the Powerine Refinery and the retirement of the Indian Refinery. Since the Company's refining subsidiaries are selling or retiring their refining plants and some related assets rather than the Company selling the stock of the refining subsidiaries, the refining subsidiaries continue to own working capital, some assets and environmental liabilities related to the refining segment. All such remaining refining assets and liabilities applicable to the refining segment except for environmental liabilities have been aggregated as under the heading, "Refining segment assets held for disposal, net" because the Company anticipates that such assets and liabilities will be realized as the refineries are sold and closed over the next year. Environmental liabilities have not been included in such heading because it is not anticipated that such liabilities will be satisfied in the next year even though such liabilities pertain to the refining segment. As noted in the Company's Form 10-Q for the period ended June 30, 1995, the Company has accrued both estimated costs to close the refineries and estimated proceeds from the sale of the refining plants and related assets.

     The deferred tax asset at June 30, 1995 has been reversed to the extent of the tax effect of losses which would have been realized had the Refineries been disposed of or retired on June 30, 1995 rather than on September
     30, 1995, the actual date of disposition/retirement.

                                                                    ITEM 7(b)(2)
                           CASTLE ENERGY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        Nine Months Ended June 30, 1995
                                  (Unaudited)
                               ("000's" Omitted)


                                                                                      Pro Forma Adjustments
                                                                                      ---------------------
                                                                                    MG Settlement
                                                                                    and Provision        Disposal
                                                                    Historical     for Impairment      of Refining        Pro Forma
                                                                     06/30/95         Loss (d)          Segment (a)        06/30/95
                                                                     --------         --------          -----------        --------
REVENUES:
  Refining ..................................................       $ 670,913                            ($670,913)
  Natural Gas Production and Transmission ...................          58,989                                             $ 58,989
  Exploration and Production ................................           7,106                                                7,106
                                                                    ---------                             ---------       --------
          Total Revenues ....................................         737,008                             (670,913)         66,095
                                                                    ---------                             ---------       --------

EXPENSES:
  Refining:
    Cost of Materials Sold ..................................         565,281                             (565,281)
    Operating Costs .........................................          83,787                              (83,787)
    Selling, General and Administrative .....................          11,634                              (11,634)
    Depreciation and Amortization ...........................           4,938                               (4,938)
    Gain on MG Settlement ...................................        (391,135)        391,135 (d)
    Provision for Impairment Loss ...........................         339,404        (339,404)(e)

  Natural Gas Production and Transmission:
    Gas Purchases ...........................................          33,709                                               33,709
    Operating Costs - Pipeline ..............................             789                                                  789
    General and Administrative ..............................             645                                                  645
    Depreciation and Amortization ...........................           8,538                                                8,538

  Exploration and Production:
    Oil and Gas Production ..................................           1,947                                                1,947
    General and Administrative ..............................             369                                                  369
    Depreciation, Depletion and Amortization ................           2,252                                                2,252

  Corporate
    General and Administrative ..............................           3,367                                                3,367
    Depreciation ............................................              59                                                   59
                                                                      -------         -------             --------       ---------
          Total Expenses ....................................         665,584          51,731             (665,640)         51,675
                                                                      -------         -------             --------       ---------

Operating Profit (Loss) .....................................          71,424         (51,731)              (5,273)         14,420
                                                                      -------          -------            --------       ---------
Other Income (Expense):
  Interest Income ...........................................           1,476                                 (858)            618
  Interest Expense ..........................................          (7,894)                               4,685          (3,209)
  Other Income (Expense) ....................................           1,052                               (1,110)            (58)
                                                                      -------         -------             --------       ---------
                                                                       (5,366)                               2,717          (2,649)
                                                                      -------         -------             --------       ---------
Income (Loss) From Continuing Operations
  Before Provision for (Recovery of)
  Income Taxes ..............................................          66,058         (51,731)              (2,556)         11,771

Provision for (Recovery of) Income Taxes (b) ................          53,811         (19,323)             (34,488)
                                                                      -------         -------             --------       ---------

Net Income (Loss) from Continuing Operations ................       $  12,247       ($ 32,408)           $  31,932       $  11,771
                                                                      =======        ========            =========       =========

Net Income (Loss) Per Share from Continuing
  Operations ................................................       $    1.80       ($   4.81)           $    4.76       $    1.75
                                                                      =======        ========             ========       =========

Weighted Average Number of Common and
  Common Equivalent Shares Outstanding (c) ..................           6,786             (75)               6,711           6,711
                                                                      =======        ========             ========       =========

               The Accompanying notes are an integral part of this
                 Pro Forma Consolidated Statement of Operations

                                                                    ITEM 7(b)(2)


                            CASTLE ENERGY CORPORATION
                       NOTES TO THE PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED JUNE 30, 1995
                                    UNAUDITED
                                ("000's" Omitted)


(a) Gives retroactive effect to the disposition/retirement of the Company's Refineries and the discontinuance of the Company's refining segment operations as though the events occurred on October 1, 1994.

(b) Adjusts the Company's tax provision such that the resulting tax provision reflects income tax expense related to the Company's non-refining business segments. Net operating loss carryforwards applicable to such non-refining segments effectively reduce the tax provision to zero.

(c) Reflects the reduction in outstanding shares that would have occurred if the Company had not paid debt issuance costs and processing/offtake agreement issuance costs applicable to the refining segment through issuance of its own shares. As a result of the MG Settlement (described in the Company's September 30, 1994 Form 10-K) such shares were later returned to the Company.

(d)  Gives retroactive effect to the MG Settlement (which closed on October 14,
     1994) as though such settlement had closed on October 1, 1994. As a result of the MG Settlement, among other things, MG released the Company from certain debt and assumed certain debt, resulting in a $391,135 gain to the Company.

(e) Reverses the loss provision for the disposition of its refining assets recorded by the Company.

                                                                    ITEM 7(b)(3)
                            CASTLE ENERGY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          Year Ended September 30, 1994
                                   (Unaudited)
                                 ("000" Omitted)

                                                                                             Pro Forma
                                                                                             Adjustment
                                                                                             ----------
                                                                                            Disposal of
                                                                                             Refining
                                                                                Historical   Segment (a)  Pro Forma
                                                                                ----------   -----------  ---------
               REVENUES
                   Refining:
                      Crude Oil Sales .......................................    $ 71,062    ($ 71,062)
                      Sales of Refined Product - Relate Party ...............     849,492     (849,492)
                      Sales of Refined Product - Third Parties...............       8,061       (8,061)
                      Other Revenues - Related Party ........................      11,899      (11,899)

                   Natural Gas Production and Transmission:
                      Gas Sales .............................................      61,228                   $61,228
                      Operating Revenue .....................................          31                        31
                      Transportation

                   Exploration and Production:
                     Oil and Gas Sales ......................................       8,069                     8,069
                     Well Operations ........................................         483                       483
                                                                                ---------     --------      -------
                           Total Revenues ...................................   1,010,325     (940,514)      69,811
                                                                                ---------     --------      -------
               EXPENSES
                  Refining:
                    Cost of Materials Sold - Refined Products:
                       Third Parties ........................................      77,898      (77,898)
                       Related Parties ......................................     618,325     (618,325)
                    Operating Costs .........................................     132,281     (132,281)
                     Selling, General and Administrative ....................      23,758      (23,758)
                     Depreciation and Amortization ..........................      30,322      (30,322)

                  Natural Gas Production and Transmission:
                     Gas Purchases ..........................................      37,029                    37,029
                     Operating Costs - Pipeline .............................       1,973                     1,973
                     General and Administrative .............................         254                       254
                     Depreciation and Amortization ..........................      11,360                    11,360

                  Exploration and Production:
                     Oil and Gas Production .................................       3,844                     3,844
                     General and Administrative .............................         213                       213
                     Depreciation, Depletion and Amortization................       2,092                     2,092

                 Corporate, General and Administrative ......................       5,499                     5,499
                                                                                ---------     --------      -------
                                                                                  944,848     (882,584)      62,264
                                                                                ---------     --------      -------
               OPERATING INCOME (LOSS) ......................................      65,477      (57,930)       7,547
                                                                                ---------     --------      -------
               OTHER INCOME (EXPENSE)

                    Interest Income .........................................       1,292       (1,280)          12
                    Interest Expense ........................................     (28,487)      22,648       (5,839)
                    Other Income (Expense) ..................................       1,161         (738)         423
                                                                                ---------     --------      -------
                                                                                  (26,034)      20,630       (5,404)
                                                                                ---------     --------      -------
               INCOME (LOSS) FROM CONTINUING  OPERATIONS
                   BEFORE PROVISION FOR
                   (RECOVERY OF) INCOME TAXES ...............................      39,443      (37,300)       2,143

               PROVISION FOR (RECOVERY OF)
                   INCOME TAXES (b) .........................................         526         (526)
                                                                                ---------     --------     --------
               NET INCOME (LOSS) FROM CONTINUING
                   OPERATIONS ...............................................   $  38,917     ($36,774)     $ 2,143
                                                                                =========     ========      =======
               NET INCOME (LOSS) PER SHARE FROM
                   CONTINUING OPERATIONS ....................................   $    3.48     ($  3.17)     $  0.31
                                                                                =========     ========      =======
               WEIGHTED AVERAGE NUMBER OF COMMON
                  AND COMMON EQUIVALENT SHARES
                  OUTSTANDING (c) ...........................................      11,209       (4,298)       6,911
                                                                                =========     ========      =======

               The accompanying notes are an integral part of this
                 Pro Forma Consolidated Statement of Operations.

                                                                    ITEM 7(b)(3)


                            CASTLE ENERGY CORPORATION
                         NOTES TO PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1994
                                    Unaudited
                                ("000's" Omitted)


(a) Gives retroactive effect to the disposition/retirement of the Company's Refineries and the discontinuance of the Company's refining segment operations as though the events occurred on October 1, 1993.

(b) Adjusts the Company's tax provision such that the resulting tax provision reflects income tax expense related to the Company's non-refining business segments. Net operating loss carryforwards applicable to such non-refining segments effectively reduce the tax provision to zero.

(c) Reflects the reduction in outstanding shares that would have occurred if the Company had not paid debt issuance costs and processing/offtake agreement issuance costs applicable to the refining segment through issuance of its own shares. As a result of the MG Settlement (described in the Company's September 30, 1994 Form 10-K) such shares were later returned to the Company.

                                                                    ITEM 7(b)(4)
                           CASTLE ENERGY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Year Ended September 30, 1993
                                  (Unaudited)
                               ("000's" Omitted)

                                                                                    Pro Forma
                                                                                    Adjustment
                                                                                    ----------
                                                                                     Disposal
                                                                       Historical  of Refining   Pro Forma
                                                                        09/30/93   Segment (a)    09/30/93
                                                                        --------   -----------    --------
                        REVENUES:

                          Refining .................................    $532,010    ($532,010)
                          Natural Gas Production and Transmission ..      56,676                 $  56,676
                          Exploration and Production ...............      10,124                    10,124
                                                                       ---------    ----------   ---------
                                  Total Revenues ...................     598,810     (532,010)      66,800
                                                                       ---------    ----------   ---------

                        EXPENSES:
                          Refining:
                            Cost of Materials Sold .................     430,399     (430,399)
                            Operating Costs ........................      54,747      (54,747)
                            Selling, General and Administrative ....       6,515       (6,515)
                            Depreciation and Amortization ..........       9,994       (9,994)

                          Natural Gas Production and Transmission:
                            Gas Purchases ..........................      34,441                    34,441
                            Operating Costs - Pipeline .............         961                       961
                            General and Administrative .............         913                       913
                            Depreciation and Amortization ..........       9,495                     9,495

                          Exploration and Production:
                            Oil and Gas Production .................       2,655                     2,655
                            General and Administrative .............       1,529                     1,529
                            Depreciation, Depletion and Amortization       2,696                     2,696

                          Corporate
                            General and Administrative .............       2,191                     2,191
                            Depreciation
                                                                       ---------    ----------   ---------
                                  Total Expenses ...................     556,536     (501,655)      54,881
                                                                       ---------    ----------   ---------

                        Operating Profit (Loss) ....................      42,274      (30,355)      11,919
                                                                       ---------    ----------   ---------

                        Other Income (Expense):
                          Interest Income ..........................         739         (708)          31
                          Interest Expense .........................     (21,111)      13,963       (7,148)
                          Other Income (Expense) ...................       1,451       (1,397)          54
                                                                       ---------    ----------   ---------
                                                                         (18,921)      11,858       (7,063)
                                                                       ---------    ----------   ---------
                        Income (Loss) From Continuing Operations
                          Before Provision for (Recovery of)
                          Income Taxes .............................      23,353      (18,497)       4,856

                        Provision for (Recovery of) Income Taxes (b)     (35,970)      35,970
                                                                       ---------    ----------   ---------

                        Net Income (Loss) from Continuing Operations      59,323      (54,467)       4,856
                                                                       =========    ==========   =========

                        Net Income (Loss) Per Share from Continuing
                          Operations ...............................       $7.83       ($6.51)       $1.32
                                                                       =========    ==========   =========

                        Weighted Average Number of Common and
                          Common Equivalent Shares Outstanding (c) .       7,581       (3,891)       3,690
                                                                       =========    ==========   =========



              The Accompanying notes are an integral part of this
                 Pro Forma Consolidated Statement of Operations

                                                                    ITEM 7(b)(4)


                            CASTLE ENERGY CORPORATION
                       NOTES TO THE PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1993
                                    UNAUDITED
                                ("000's" Omitted)


(a) Gives retroactive effect to the disposition/retirement of the Company's Refineries and the discontinuance of the Company's refining segment operations as though the events occurred on October 1, 1992.

(b) Adjusts the Company's tax provision such that the resulting tax provision reflects income tax expense related to the Company's non-refining business segments. Net operating loss carryforwards applicable to such non-refining segments effectively reduce the tax provision to zero.

(c) Reflects the reduction in outstanding shares that would have occurred if the Company had not paid debt issuance costs and processing/offtake agreement issuance costs applicable to the refining segment through issuance of its own shares. As a result of the MG Settlement (described in the Company's September 30, 1994 Form 10-K) such shares were later returned to the Company.

                                                                    ITEM 7(b)(5)
                           CASTLE ENERGY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Year Ended September 30, 1992
                                  (Unaudited)
                               ("000's" Omitted)


                                                                                     Pro Forma
                                                                                     Adjustment
                                                                                     ----------
                                                                                       Disposal
                                                                         Historical  of Refining   Pro Forma
                                                                          09/30/92    Segment (a)   09/30/92
                                                                          --------    -----------   --------
                      REVENUES:
                        Refining .....................................   $ 344,770    ($344,770)
                        Exploration and Production ...................       5,165                     5,165
                                                                         ---------     ---------   ---------
                                Total Revenues .......................     349,935     (344,770)       5,165
                                                                         ---------     ---------   ---------
                      EXPENSES:
                        Refining:
                          Cost of Materials Sold .....................     281,430     (281,430)
                          Operating Costs ............................      52,815      (52,815)
                          Share of processing agreement loss - related
                            party ....................................      31,611      (31,611)
                          Selling, General and Administrative ........       3,966       (3,966)
                          Depreciation and Amortization ..............       9,683       (9,683)

                        Exploration and Production:
                          Oil and Gas Production .....................       1,793                     1,793
                          General and Administrative .................       1,191                     1,191
                          Depreciation, Depletion and Amortization ...       1,453                     1,453

                        Corporate
                          General and Administrative .................       1,706                     1,706
                                                                         ---------     ---------   ---------
                          Depreciation
                                Total Expenses .......................     385,648     (379,505)       6,143
                                                                         ---------     ---------   ---------

                      Operating Profit (Loss) ........................     (35,713)      34,735         (978)
                                                                         ---------     ---------   ---------

                      Other Income (Expense):
                        Interest Income ..............................       1,235       (1,171)          64
                        Interest Expense .............................     (13,640)      13,506         (134)
                        Write-off ....................................      (4,161)       4,161
                        Other Income (Expense) .......................          91          (27)          64
                                                                         ---------     ---------   ---------
                                                                           (16,475)      16,469           (6)
                                                                         ---------     ---------   ---------
                      Income (Loss) From Continuing Operations
                        Before Provision for (Recovery of)
                        Income Taxes .................................     (52,188)      51,204         (984)

                      Provision for (Recovery of) Income Taxes (b) ...          81          (81)
                                                                         ---------     ---------   ---------

                      Net Income (Loss) from Continuing Operations ...     (52,269)      51,285         (984)
                                                                         =========     ========    =========

                      Net Income (Loss) Per Share from Continuing
                        Operations ...................................      ($8.21)       $7.93       ($0.28)
                                                                         =========     ========    =========

                      Weighted Average Number of Common and
                        Common Equivalent Shares Outstanding (c) .....       6,365       (2,869)       3,496
                                                                         =========     ========    =========



              The Accompanying notes are an integral part of this
                 Pro Forma Consolidated Statement of Operations

                                                                    ITEM 7(b)(5)

                           CASTLE ENERGY CORPORATION
                      NOTES TO THE PRO FORMA CONSOLIDATED
                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1992
                                   UNAUDITED
                               ("000's" Omitted)

(a) Gives retroactive effect to the disposition/retirement of the Company's Refineries and the discontinuance of the Company's refining segment operations as though the events occurred on October 1, 1991.

(b) Adjusts the Company's tax provision such that the resulting tax provision reflects income tax expense related to the Company's non-refining business segments. Net operating loss carryforwards applicable to such non-refining segments effectively reduce the tax provision to zero.

(c) Reflects the reduction in outstanding shares that would have occurred if the Company had not paid debt issuance costs and processing/offtake agreement issuance costs applicable to the refining segment through issuance of its own shares. As a result of the MG Settlement (described in the Company's September 30, 1994 Form 10-K) such shares were later returned to the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CASTLE ENERGY CORPORATION




Date: October 16, 1995             By:  /s/ JOSEPH L. CASTLE
     -----------------                  ------------------------------------
                                        Joseph L. Castle
                                        Chairman and Chief Executive Officer